Exhibit 10.1

WITHOUT PREJUDICE

SUBJECT TO CONTRACT

RETIREMENT AND ADVISORY AGREEMENT

This Agreement is signed on 30 October 2008 (“Effective Date”) between (1) Western Union Financial Services Hong Kong Limited (“the Company”) and (2) Ian Marsh (the “Employee”).

Retirement of the Employee

1.	The parties have reached a mutual agreement that the Employee will retire from his employment with the Company with effect from 31 December 2009, on the terms set forth below.

Period until 31 December 2008

2.	Between the date of this Agreement and 31 December 2008 (inclusive), subject to the Employee’s compliance with the terms of this Agreement:

(A)	The Employee will remain an employee of the Company and will continue to comply with the terms of the Employment Agreement entered into between him and the Company on 30 January 2004 (“the Employment Agreement”) as amended in the interim since signing and by this Agreement (the “Employment Terms”);

(B)	The Employee will perform such services for the Company as may be determined by the Company in its absolute discretion from time to time, to the Company’s satisfaction;

(C)	The Employee will continue to receive salary and benefits pursuant to the Employment Terms, subject to any deductions which the Company is required and permitted to make, and will continue to be eligible to participate in the Western Union Senior Executive Annual Incentive Plan in respect of 2008 subject to the specific terms of the plan (which controls the Employee’s rights in all cases);

(D)	The Employee’s duties will remain unchanged, through December 31, 2008, at which time the Employee shall move into the status outlined in 3(A) below.

Period 1 January 2009 to 31 December 2009; related matters

3.	From 1 January 2009 and the Cessation Date (as defined in Section 21) and strictly subject to and conditional upon the Employee’s compliance with each of his obligations under this Agreement and upon the execution of the Second Separation Agreement on December 31, 2008 and the Third Separation Agreement on December 31, 2009:

(A)	The Employee will remain employed by the Company, but, during this period, will be on garden leave (i.e. he will not be required to perform duties under the Employment Terms or any other duties for any other Group Company, except as required by the Company or any other Group Company from time to time in an advisory capacity. Employee will not attend any office of the Company or any other Group Company or have contact with any clients, customers or employees of the Company or of any other Group Company in a business or advisory capacity on behalf of the Company without the prior approval of the Company) although he will also be available to provide such services to the Company as may be considered necessary by the Company from time to time. Employee may attend the Hong Kong office upon Employee’s request or as needed to facilitate his utilization of the executive assistant benefit.

(B) i)	The Employee shall not work in any trade, business or occupation whether or not it competes with the business of the Company or any other Group Company, with the exception that Employee may accept appointment as a director on a Board of Directors of any entity or provide services as an advisor or consultant which in the opinion of the Company does not compete with any Group Company, subject to the approval process set forth below in Section 3(B)(ii) below.

ii)

The Employee must therefore provide notice of any proposed appointment by him as a director or retention of services as an advisor or consultant which he proposes to commence before 1 January 2010, to David Schlapbach (or any other person nominated by the Company for this purpose from time to time). Such notice(s) shall include the identity of the company or business in which the Employee proposes to provide services as a director, advisor or consultant, and the Employee’s general responsibilities and services in the role. Such notice must be given and such permission obtained before the Employee accepts any Board of Directors appointment(s) or enters into any advisory or consultant relationship to commence before 1 January 2010.

iii)	If any notification is received under Section 3(B)(ii) above, David Schlapbach (or the nominated person if applicable) will have absolute and final discretion in deciding whether or not to give consent to the Employee to the proposed directorship, advisor or consultant. Said consent may be withheld, however it would not be unfairly withheld. If consent is given the Company may impose such conditions as it considers necessary and the Employee shall comply with each of such conditions.

iv)	Should the Employee breach Section 3(B)(i) through 3(B)(iii) above by commencing or continuing as a director, advisor or consultant without approval of the Company or otherwise breach the non-compete provision of his Employment Agreement or work in any job, trade, business or occupation between 1 January 2009 and 31 December 2009, (1) the Company shall have the right to terminate his employment with immediate effect, all payments and benefits under this Agreement shall cease immediately, and the Employee shall be required to repay all amounts paid (and the date on which such employment terminates shall be “the Early Termination Date”), and (2) the Employee’s share options and Restricted Stock Units (“RSUs”) which might otherwise have vested after the Early Termination Date will not so vest but will lapse with effect from the Early Termination Date. The Employee’s entitlement to any benefits in respect of stock options or RSUs which have vested before termination of employment shall be determined by the terms of the relevant equity plan documents and award agreements.

(C)	The Employee will continue to receive the same base annual salary of $460,000.00 USD and the listed benefits in 3(D) through 3(I) below through December 31, 2009 (or, if applicable, any earlier date on which he ceases to be an employee of the Company), following which time the Employee shall have no further entitlement to any such salary or benefits. All entitlement to any other benefits listed in the Employment Agreement or due pursuant to the Employment Terms shall, unless otherwise provided herein, terminate on December 31, 2008.

(D)	The Company will continue the Employee’s participation under the Hong Kong Medical and Life Insurance Plan until the Cessation Date.

(E)	The Company will continue the Employee’s participation in the Hong Kong Retirement Plan also known as the Western Union Financial Services Hong Kong Limited Mandatory Provident Fund (“Retirement Plan”) until the Cessation Date. On December 31, 2009, the Employer shall accelerate its contribution to permit Employee to vest 100% in the Retirement Plan, provided Employee has not been terminated pursuant to the term of Section 3(B)(iv) or Section 12, or for any other reason provided for in this Agreement. For the avoidance of doubt, the Employee shall be responsible for all income or salaries tax liabilities that Employee may incur as a result of the accelerated vesting of the Retirement Plan.

(F)	The Company will provide Employee the Executive Financial Planning Program for the calendar year 2009 until the Cessation Date. The amount of this benefit shall be capped at $10,000.00 USD for the 2009 calendar year.

(G)	Employee shall be entitled to reasonable use of the services of a secretary and other administrative support of the Company, subject to sufficient advance notice from Employee, until the Cessation Date.

(H)	Employee will continue to vest in share options originally granted under the 2002 First Data Corporation Long-Term Incentive Plan (“2002 LTIP”) (which were converted into options under The Western Union Company 2006 Long Term Incentive Plan (“2006 LTIP”)) as well as share options granted under the 2006 LTIP, subject to the specific terms of the 2002 and 2006 LTIPs and the applicable award agreements (which control Employee’s rights in all cases) through the Cessation Date. In addition, Employee is eligible to vest in RSUs subject to the specific terms of the 2006 LTIP and applicable award agreement until the Cessation Date.

(I)	The Company will continue to pay the Employee in monthly installments an annual housing allowance of $149,663.00 USD, until the Cessation Date.

Leave

4.	All days of annual leave which have accrued and are untaken by the Employee as of 31 October 2008, or which accrue during the period 1 November to 31 December 2008, will be taken by 31 December 2008 on dates agreed between the parties or in the absence of such agreement notified by the Company to the Employee. During 2009 the days of annual leave due to the Employee shall be the number provided by the Hong Kong Employment Ordinance and shall be taken on such days as the Company may specify to the Employee.

Dealings in Securities

5.	Employee will remain subject to The Western Union Company’s (the “Company’s”) Insider Trading and Confidentiality Policy Applicable to “Section 16 Insiders,” as such policy may be amended or replaced from time to time (the “Section 16 Insider Policy”), until the Company files its 2008 Annual Report on Form 10-K (the “2008 Form 10-K”) with the United States Securities and Exchange Commission (the “SEC”). After the Company files its 2008 Form 10-K with the SEC, Employee will be allowed to transact in Company securities without being subject to the Company’s securities transaction pre-clearance procedures as set forth in the Section 16 Insider Policy or The Company’s Insider Trading and Confidentiality Policy Applicable to Persons on the Advance Clearance List, as such policies may be amended or replaced from time to time; provided, however, that Employee’s transactions in Company securities shall be subject to (1) the Company’s Insider Trading and Confidentiality Policy Applicable to All Employees, as such policy may be amended or replaced from time to time, for so long as Employee remains employed by the Company, and (2) all applicable laws, rules and regulations, including, without limitation, Section 16 of the Securities Exchange Act of 1934, and the rules promulgated thereunder (“Section 16”). Employee acknowledges and agrees that Employee is solely responsible for filing all required Section 16 reports regarding Employee’s transactions in Company securities and that Company has no responsibility for filing such reports on behalf of Employee. The Company may, however, in its sole discretion, elect to assist Employee in filing such Section 16 reports during the 6-month period following the date the Employee ceases to be designated as a Section 16 officer by the Company provided that the Employee provides to the Company all information needed to file such reports within 12 hours of conducting a transaction in the Company’s securities. Notice shall be given to Sarah Kilgore, Western Union, 12500 E Belford Avenue, #M21A4, Englewood, CO 80112, sarah.kilgore@westernunion.com, 720-332-5683.

6.	As the Employee will remain an employee of the Company until the Cessation Date, he will continue to comply with the terms of the Employment Agreement (save as amended by this Agreement and in particular this Section 6) which apply during the period of employment. In particular but without limitation, the Employee shall comply with the non-competition, non-solicitation, confidentiality and indemnification sections in the Employment Agreement.

7.	The Employee’s employment will cease automatically on 31 December 2009 or the Cessation Date, whichever is earlier.

8.	For the avoidance of doubt, all and any payments made to the Employee under the terms of this Agreement will be subject to any deductions which the Company is required and permitted to make.

9.	This Agreement varies the Employment Agreement and the Employment Terms save as stated in this Agreement. For the avoidance of doubt, due to the Employee’s retirement from employment with the Company as described in this Agreement and pursuant to the terms of this Agreement, the Employee shall have no further entitlements under the Employment Agreement, the Employment Terms or the Severance/Change in Control Policy dated 29 September 2006, and neither the Company nor any other Group Company shall owe any obligation in respect of incentive, bonus, share option or restricted stock unit awards, arrangements or severance pay to the Employee (except as provided in Sections 3, 5, 6, 7, 8, 9, and 10).

10.	If the Employee holds vested but unexercised share options under The Western Union Company 2006 Long-Term Incentive Plan (“the 2006 LTIP”), his right to exercise such options after the Cessation Date shall be governed by the specific terms of the 2006 LTIP and the applicable award agreement. In addition, if the Employee holds vested but unexercised share options under the 2002 First Data Corporation Long-Term Incentive Plan (the “2002 LTIP”) (which have been converted into options to purchase Western Union stock under the 2006 LTIP), his right to exercise such options after the Cessation Date shall be governed by the specific terms of the 2002 LTIP and the applicable award agreements.

11.	The Employee will resign with effect from 1 January 2009 from all management positions, directorships and any other offices or positions which he holds by virtue of his employment with the Company.

Early Dismissal for Gross Misconduct

12.	For the avoidance of doubt, nothing in this Agreement shall prevent the Company from having the ability to terminate the Employee’s employment forthwith and without notice in the event that he commits gross misconduct. This Agreement and all payments and benefits hereunder, will cease with effect from the date he is terminated for gross misconduct. In the event that any of the Employee’s share options and Restricted Stock Units (“RSUs”) have not at that time vested but otherwise would have vested in February and September 2009, such options or RSUs will not so vest but will lapse with effect from the date of termination of employment.

Employee Responsibility for Tax

13.	The Employee hereby agrees to be responsible for the payment of any salaries, income and other taxes in respect of all payments made and benefits provided under this Agreement (other than for the avoidance of doubt, any tax withheld by the Company or any Group Company in paying the sums to the Employee) and the Employee hereby agrees to indemnify the Company and Group Companies and keep the Company and Group Companies indemnified on a continuing basis against any claim or demand which is made against the Company or any Group Company in respect of any liability of the Company or any Group Company to deduct an amount of tax or an amount in respect of tax from the payments made and benefits provided under this Agreement, including any interest or penalties imposed in connection therewith (other than any interest or penalties that are imposed as a result of the Company’s late payment of any tax it has withheld) and including, but without prejudice to the generality of the foregoing, any claim or demand made in respect of Hong Kong salaries tax.

Settlement

14.	In consideration of the terms of this Agreement, the Employee hereby:

(A)

releases and discharges the Company, its officers, directors, employees, and agents, all employee benefit plans of the Group, all trusts and other funding vehicles established in connection with any such plans, all members of committees established under the terms of such plans, and any other Group Company, their officers, directors, employees and agents (collectively, “the Releasees”), from any and all actions, causes of action, claims, or charges known or unknown whatsoever or howsoever arising (whether arising under common law, statute or otherwise and whether arising in Hong Kong or in any other country or jurisdiction in the world) which the Employee has or may have, whether now or at any time in the future and whether or not in contemplation at the date of this Agreement and whether arising directly or indirectly out of or in connection with his employment by the Company, its termination or otherwise on any other ground;

(B)	undertakes not to commence any legal or arbitration proceedings of any nature against the Company or any other Group Company in any jurisdiction arising out of or in connection with his employment by the Company or any other Group Company, the cessation of such employment or otherwise on any other ground;

(C)	undertakes to enter into and to deliver to the Company the Second and Third Separation Agreements on the Cessation Date in the form attached at Schedules 1 and 2;

15.	Section 14(A) above applies to all present and future claims, costs, expenses or rights of action and shall have effect irrespective of whether or not the Employee is or could be aware of such claims, costs, expenses or rights of action at the date of this Agreement and irrespective of whether or not such claims, costs, expenses or rights of action are in the express contemplation of the Company and/or the Employee at the date of this Agreement (including such claims, costs, expenses or rights of action of which the Employee becomes aware after the date of this Agreement in whole or in part as a result of the commencement of new legislation or the development of common law or which arise after the date of this Agreement).

Continuing Obligations of the Employee

16.	The Employee undertakes to the Company:

(A)	not to use, disclose or communicate to any person whatsoever (unless required by law, ordered by a Court of competent jurisdiction, or required by any regulatory authority having jurisdiction over the Company or any Group Company):

(i)	any trade secrets or confidential information (which may include commercially sensitive information) important to and relating to the business of the Company or any Group Company or any clients thereof or their affairs of which he may have become possessed during his employment with the Company;

(ii)	the terms of this Agreement save that the Employee may, subject to his continuing compliance with the other terms of this Agreement (including without limitation Section 16(B) below):

(a)	make such disclosure where necessary or appropriate to the Agreed Individuals, provided that they agree to keep the information confidential;

(b)	disclose the non-poaching, non-solicitation and non-dealing restrictions set out in the Employment Terms to his recruitment consultant or any prospective employer in the context of seeking alternative employment;

this undertaking to apply until such time as such information comes into the public domain other than by reason of any breach of this undertaking;

(B)	Employee agrees to not intentionally make any direct or indirect derogatory statements regarding, or disparage in any way, the business or reputation of the Company or any Group Company, or any of their directors, officers, managers or employees, unless such statements are required by law. Company and the Group Companies agree that the Executive Committee Members of The Western Union Company shall not intentionally make any direct or indirect derogatory statements regarding, or disparage in any way, the reputation of Employee, unless such statements are required by law;

(C)	to return all property belonging to the Company or any other Group Company which is in his possession, custody or power including (without limitation) computer records, credit cards, electrical equipment, keys, passes, documents, correspondence and other papers and other items in his possession, custody or power by reason of his employment with the Company at a time mutually agreed to by the parties but no later than 31 December 2009; and

(D)	to enter into and to deliver to the Company the Second Separation Agreement on December 31, 2008, and the Third Separation Agreement on Cessation Date, in the form attached at Schedules 1 and 2 respectively.

Reference

17.	The Company will provide, on written request to the HR department from an employer or prospective employer of the Employee, a reference substantially in the terms of the draft attached at Schedule 3 unless:

(A)	otherwise required by law or by any securities exchange or regulatory or governmental body having jurisdiction over the Company or any Group Company, whether or not the requirement has the force of law; or

(B)	the Company discovers or becomes aware of information which suggests that provision of a reference in the form attached at Schedule 3 would be inaccurate or misleading.

Warranties

18.	The Employee hereby warrants that:

(A)	he has not at any time committed a repudiatory breach of the Employment Terms which would entitle the Company to terminate his employment without notice;

(B)	he is not entering into this Agreement in reliance on any undertaking, representation, warranty or arrangement of any nature not expressly set out in this Agreement.

Governing law

19.	This Agreement shall be governed by, and construed in accordance with, Hong Kong law.

Jurisdiction

20.	In relation to any legal action or proceedings arising out of or in connection with this Agreement (“Proceedings”), each of the parties irrevocably submits to the exclusive jurisdiction of the Hong Kong courts and tribunal and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum.

Definitions

21.	In this Agreement where the context admits:

“Affiliate” means a person that directly, or indirectly through one of more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another person. As used in this section, “control” means the power to direct the management or affairs of a person, and “ownership” means the beneficial ownership of at least 5% of the voting securities of the person. The Western Union Company shall be deemed to control any settlement network in which it has any equity ownership. As used in this section, “person” means any corporation, limited or general partnership, limited liability company, joint venture, association, organization or other entity;

“Cessation Date” is defined as the earliest to occur on the following: 31 December 2009 and the Early Termination Date as defined in 3(B)(iv) and the date of any termination for gross misconduct as referred to in Section 12;

“Group Companies” means the Company, its ultimate parent, The Western Union Company, and/or any Affiliate of the Company or The Western Union Company and “Group Company” shall be construed accordingly;

Other words and phrases, the definition of which is contained or referred to in s2 of the Companies Ordinance, shall be construed as having the meanings thereby attributed to them.

Counterparts

22.	This Agreement may be executed in any number of counterparts, which shall together constitute one Agreement. Any party may enter into this Agreement by signing any such counterpart, but this Agreement shall not be effective until each party has executed at least one counterpart.

This Agreement although marked “Subject to Contract” and “Without Prejudice” will upon signature by both of the parties and the adviser, be treated as an open document evidencing an agreement binding on the parties.

Signed	/s/ James G. Robinson
James G. Robinson
Western Union Financial Services Hong Kong Limited on behalf of the Company for and on behalf of each of the Releasees

Signed	/s/ Christina Gold
Christina Gold
The Western Union Company

Signed	/s/ Ian Marsh
Ian Marsh

SCHEDULE 1

31 DECEMBER 2008 SEPARATION AGREEMENT

WITHOUT PREJUDICE

SUBJECT TO CONTRACT

This Agreement is signed on 31 December 2008 between (1) Western Union Financial Services Hong Kong Limited (“the Company”) and (2) Ian Marsh (the “Employee”).

1.	The parties have reached mutual agreement that the Employee will retire from his employment with the Company with effect from 31 December 2009 on the following terms.

2.	In consideration of the Company’s agreement to terms as provided for in the first Separation Agreement dated 31 October 2008 and of the sum of $100 HKD to be paid to Employee by the Company, the Employee hereby:

(A)	releases and discharges the Company, its officers, directors, employees, and agents, all employee benefit plans of the Group, all trusts and other funding vehicles established in connection with any such plans, all members of committees established under the terms of such plans, and any other Group Company, their officers, directors, employees and agents (collectively, “the Releasees”), from any and all actions, causes of action, claims, or charges known or unknown whatsoever or howsoever arising (whether arising under common law, statute or otherwise and whether arising in Hong Kong or in any other country or jurisdiction in the world) which the Employee has or may have, whether now or at any time in the future and whether or not in contemplation at the date of this Agreement and whether arising directly or indirectly out of or in connection with his employment by the Company, its termination or otherwise on any other ground; and

(B)	undertakes not to commence any legal or arbitration proceedings of any nature against the Company or any other Group Company in any jurisdiction arising out of or in connection with his employment by the Company, the cessation of such employment or otherwise on any other ground;

3.	Section 2(A) above applies to all present and future claims, costs, expenses or rights of action and shall have effect irrespective of whether or not the Employee is or could be aware of such claims, costs, expenses or rights of action at the date of this Agreement and irrespective of whether or not such claims, costs, expenses or rights of action are in the express contemplation of the Company and/or the Employee at the date of this Agreement (including such claims, costs, expenses or rights of action of which the Employee becomes aware after the date of this Agreement in whole or in part as a result of the commencement of new legislation or the development of common law or which arise after the date of this Agreement).

Continuing Obligations of the Employee

4.	The Employee undertakes:

(A)	not to use, disclose or communicate to any person whatsoever (unless required by law, ordered by a Court of competent jurisdiction or required by any regulatory authority having jurisdiction over the Company or any Group Company):

(i)	any trade secrets or confidential information (which may include commercially sensitive information) important to and relating to the business of the Company or any Group Company or any clients thereof or their affairs of which he may have become possessed during his employment with the Company;

(ii)	the terms of this Agreement save that the Employee may, subject to his continuing compliance with the other terms of this Agreement (including without limitation Section 4(B) below):

(a)	make such disclosure where necessary or appropriate to the Agreed Individuals, provided that they agree to keep the information confidential;

(b)	disclose the non-poaching, non-solicitation and non-dealing restrictions set out in the Employment Terms to his recruitment consultant or any prospective employer in the context of seeking alternative employment;

this undertaking to apply until such time as such information comes into the public domain other than by reason of any breach of this undertaking;

(B)	Employee agrees to not intentionally make any direct or indirect derogatory statements regarding, or disparage in any way, the business or reputation of the Company or any Group Company or any of their directors, officers, managers or employees, unless such statements are required by law. Company and the Group Companies agree that the Executive Committee Members of The Western Union Company shall not intentionally make any direct or indirect derogatory statements regarding, or disparage in any way, the reputation of Employee, unless such statements are required by law;

Reference

5.	The Company will provide, on written request to the HR department from an employer or prospective employer of the Employee, a reference substantially in the terms of the draft attached at Schedule 3 unless:

(A)	otherwise required by law or by any securities exchange or regulatory or governmental body having jurisdiction over the Company or any Group Company, whether or not the requirement has the force of law; or

(B)	the Company discovers or becomes aware of information which suggests that provision of a reference in the form attached at Schedule 3 would be inaccurate or misleading.

Warranties

6.	The Employee hereby warrants that:

(A)	he has not at any time committed a repudiatory breach of the Employment Terms which would entitle the Company to terminate his employment without notice;

(B)	he has returned all property belonging to the Company or any other Group Company which is in his possession, custody or power including (without limitation) computer records, credit cards, electrical equipment, keys, passes, documents, correspondence and other papers and other items in his possession, custody or power by reason of his employment with the Company at a time mutually agreed to by the parties but not later than 31 December 2009; and

(C)	he is not entering into this Agreement in reliance on any undertaking, representation, warranty or arrangement of any nature not expressly set out in this Agreement.

Governing law

7.	This Agreement shall be governed by, and construed in accordance with, Hong Kong law.

Jurisdiction

8.	In relation to any legal action or proceedings arising out of or in connection with this Agreement (“Proceedings”), each of the parties irrevocably submits to the exclusive jurisdiction of the Hong Kong courts and tribunal and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum.

Definitions

9.	In this Agreement where the context admits:

“Affiliate” means a person that directly, or indirectly through one of more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another person. As used in this section, “control” means the power to direct the management or affairs of a person, and “ownership” means the beneficial ownership of at least 5% of the voting securities of the person. The Western Union Company shall be deemed to control any settlement network in which it has any equity ownership. As used in this section, “person” means any corporation, limited or general partnership, limited liability company, joint venture, association, organization or other entity;

“Group Companies” means the Company, its ultimate parent, The Western Union Company, and/or any Affiliate of the Company or The Western Union Company and “Group Company” shall be construed accordingly;

Other words and phrases, the definition of which is contained or referred to in s2 of the Companies Ordinance, shall be construed as having the meanings thereby attributed to them.

This Agreement although marked “Subject to Contract” and “Without Prejudice” will upon signature by both of the parties and the adviser, be treated as an open document evidencing an agreement binding on the parties.

Signed
Western Union Financial Services Hong Kong Limited on behalf of the Company for and on behalf of each of the Releasees

Signed
Ian Marsh

SCHEDULE 2

31 DECEMBER 2009 SEPARATION AGREEMENT

WITHOUT PREJUDICE

SUBJECT TO CONTRACT

This Agreement is signed on 31 December 2009 between (1) Western Union Financial Services Hong Kong Limited (“the Company”) and (2) Ian Marsh (the “Employee”).

1.	The parties have reached mutual agreement that the Employee will retire from his employment with the Company with effect from 31 December 2009 on the following terms.

2.	In consideration of the Company’s agreement to terms as provided for in the first Separation Agreement dated 31 October 2008 and of the sum of $10,000.00 USD to be paid to Employee by the Company, the Employee hereby:

(A)	releases and discharges the Company, its officers, directors, employees, and agents, all employee benefit plans of the Group, all trusts and other funding vehicles established in connection with any such plans, all members of committees established under the terms of such plans, and any other Group Company, their officers, directors, employees and agents (collectively, “the Releasees”), from any and all actions, causes of action, claims, or charges known or unknown whatsoever or howsoever arising (whether arising under common law, statute or otherwise and whether arising in Hong Kong or in any other country or jurisdiction in the world) which the Employee has or may have, whether or not at any time in the future and whether or not in contemplation at the date of this Agreement and whether arising directly or indirectly out of or in connection with his employment by the Company, its termination or otherwise on any other ground; and

(B)	undertakes not to commence any legal or arbitration proceedings of any nature against the Company or any other Group Company in any jurisdiction arising out of or in connection with his employment by the Company, the cessation of such employment or otherwise on any other ground;

3.	Section 2(A) above applies to all present and future claims, costs, expenses or rights of action and shall have effect irrespective of whether or not the Employee is or could be aware of such claims, costs, expenses or rights of action at the date of this Agreement and irrespective of whether or not such claims, costs, expenses or rights of action are in the express contemplation of the Company and/or the Employee at the date of this Agreement (including such claims, costs, expenses or rights of action of which the Employee becomes aware after the date of this Agreement in whole or in part as a result of the commencement of new legislation or the development of common law or which arise after the date of this Agreement).

Continuing Obligations of the Employee

4.	The Employee undertakes:

(A)	not to use, disclose or communicate to any person whatsoever (unless required by law, ordered by a Court of competent jurisdiction or required by any regulatory authority having jurisdiction over the Company or any Group Company):

(i)	any trade secrets or confidential information (which may include commercially sensitive information) important to and relating to the business of the Company or any Group Company or any clients thereof or their affairs of which he may have become possessed during his employment with the Company;

(ii)	the terms of this Agreement save that the Employee may, subject to his continuing compliance with the other terms of this Agreement (including without limitation Section 4(B) below):

(a)	make such disclosure where necessary or appropriate to the Agreed Individuals, provided that they agree to keep the information confidential;

(b)	disclose the non-poaching, non-solicitation and non-dealing restrictions set out in the Employment Terms to his recruitment consultant or any prospective employer in the context of seeking alternative employment;

this undertaking to apply until such time as such information comes into the public domain other than by reason of any breach of this undertaking;

(B)	Employee agrees to not intentionally make any direct or indirect derogatory statements regarding, or disparage in any way, the business or reputation of the Company or any Group Company or any of their directors, officers, managers or employees, unless such statements are required by law. Company and the Group Companies agree that the Executive Committee Members of The Western Union Company shall not intentionally make any direct or indirect derogatory statements regarding, or disparage in any way, the reputation of Employee, unless such statements are required by law;

Reference

5.	The Company will provide, on written request to the HR department from an employer or prospective employer of the Employee, a reference substantially in the terms of the draft attached at Schedule 3 unless:

(A)	otherwise required by law or by any securities exchange or regulatory or governmental body having jurisdiction over the Company or any Group Company, whether or not the requirement has the force of law; or

(B)	the Company discovers or becomes aware of information which suggests that provision of a reference in the form attached at Schedule 3 would be inaccurate or misleading.

Warranties

6.	The Employee hereby warrants that:

(C)	he has not at any time committed a repudiatory breach of the Employment Terms which would entitle the Company to terminate his employment without notice;

(D)	he has returned all property belonging to the Company or any other Group Company which is in his possession, custody or power including (without limitation) computer records, credit cards, electrical equipment, keys, passes, documents, correspondence and other papers and other items in his possession, custody or power by reason of his employment with the Company; and

(E)	he is not entering into this Agreement in reliance on any undertaking, representation, warranty or arrangement of any nature not expressly set out in this Agreement.

Governing law

7.	This Agreement shall be governed by, and construed in accordance with, Hong Kong law.

Jurisdiction

8.	In relation to any legal action or proceedings arising out of or in connection with this Agreement (“Proceedings”), each of the parties irrevocably submits to the exclusive jurisdiction of the Hong Kong courts and tribunal and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum.

Definitions

9.	In this Agreement where the context admits:

“Affiliate” means a person that directly, or indirectly through one of more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another person. As used in this section, “control” means the power to direct the management or affairs of a person, and “ownership” means the beneficial ownership of at least 5% of the voting securities of the person. The Western Union Company shall be deemed to control any settlement network in which it has any equity ownership. As used in this section, “person” means any corporation, limited or general partnership, limited liability company, joint venture, association, organization or other entity;

“Group Companies” means the Company, its ultimate parent, The Western Union Company, and/or any Affiliate of the Company or the Western Union Company and “Group Company” shall be construed accordingly;

Other words and phrases, the definition of which is contained or referred to in s2 of the Companies Ordinance, shall be construed as having the meanings thereby attributed to them.

This Agreement although marked “Subject to Contract” and “Without Prejudice” will upon signature by both of the parties and the adviser, be treated as an open document evidencing an agreement binding on the parties.

Signed
Western Union Financial Services Hong Kong Limited on behalf of the Company for and on behalf of each of the Releasees

Signed
Ian Marsh

SCHEDULE 3

[date]

Dear [ ],

I write further to your request dated [date].

Ian Marsh was employed by Western Union Financial Services (Hong Kong) Limited (“Western Union”) from 16 February 2004 until [insert date]. From that date to [31 December 2008] he held the position of Executive Vice President and Managing Director, Asia-Pacific and from 1 January to [31 December] 2009 he acted as special advisor to the Company. Mr. Marsh elected to retire of his own accord.

This reference is given in strict confidence and, as is our unvarying practice, solely for the purpose for which it was requested and without liability on the part of Western Union or any employee of Western Union.

Yours sincerely,

For and on behalf of Western Union Financial Services (Hong Kong) Limited